UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant   ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☒   Definitive Additional Materials

☐   Soliciting Material under §240.14a-12

TRONOX HOLDINGS PLC
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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	(2)	Form, Schedule or Registration Statement No.:

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EXPLANATORY NOTE

On April 25, 2019, Tronox Holdings plc (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Shareholders to be held on May 22, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company shareholders on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Proposal 4 to the Proxy Statement, the Proxy Card and the Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for the proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement, which should be read in its entirety.

PROXY STATEMENT SUPPLEMENT
2019 ANNUAL MEETING OF SHAREHOLDERS
To Be Held Wednesday, May 22, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Tronox Holdings plc (the “Company”, “we”, or “our”), which was filed with the SEC on April 25, 2019 (the “Proxy Statement”), for the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency with which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”) and (ii) update the Notice of Annual Meeting to add the new Proposal 4. The Annual Meeting is being held at the Stamford Marriott located at 243 Tresser Boulevard, Stamford, Connecticut 06901, on Wednesday, May 22, 2019 at 9:00 a.m. (U.S. Eastern Daylight Time).

This Supplement relates to the new Proposal 4 to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement. If you would like to receive another copy of the Proxy Statement, please contact the Company by telephone at +1 (203) 705-3800 or by mail at Tronox Holdings plc, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut 06901, Attention: Investor Relations.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Supplement, the updated Notice of Annual Meeting attached hereto as Appendix A and a revised proxy card (the "Revised Proxy Card") are being distributed or made available to shareholders beginning on or about May 1, 2019.

We urge shareholders of record to vote on all four proposals by submitting a Revised Proxy Card. If you return an executed Revised Proxy Card without marking your instructions with regard to the matters to be acted upon, the proxy holders will vote “FOR” the election of director nominees set forth in the Proxy Statement, “FOR” the approval of Proposals 2 and 3, and “1 YEAR” on Proposal 4.

If you have already voted and do not submit a Revised Proxy Card, your previously submitted proxy will be voted at the Annual Meeting with respect to Proposals 1, 2 and 3 but will not be counted in determining the outcome of Proposal 4.

PLEASE NOTE THAT IF YOU SUBMIT A REVISED PROXY CARD IT WILL REVOKE ALL
PROXY CARDS PREVIOUSLY SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE
ON EACH PROPOSAL ON THE REVISED PROXY CARD.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 25, 2019.

Quorum Requirements and Effect of Abstentions and Broker Non-Votes.

A plurality of votes cast will be used to determine the results of the non-binding advisory vote on Proposal 4. Holders of our shares present at the Annual Meeting but that abstain from voting on Proposal 4 are not treated as votes cast. Therefore, such abstention will have no effect on the outcome of the vote on Proposal 4. Abstentions and broker non-votes, however, are counted towards establishing a quorum for the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the proposal is not a routine matter, and the broker has not received voting instructions from the beneficial owner of the shares. All items on this year’s ballot are

“non-routine” matters under New York Stock Exchange (“NYSE”) rules except ratification of our existing independent registered public accounting firm (Proposal 3). Our Articles of Association require that a quorum of shareholders—the holders of a majority of outstanding shares entitled to vote at the Annual Meeting—be present or represented by proxy to conduct business at the Annual Meeting. Any shareholder that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the Annual Meeting and the person so authorized shall (on production at the Annual Meeting of a certified copy of such resolution) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of Tronox Holdings plc.

Although abstentions and broker non-votes count as “shares present” at the meeting for purposes of determining a quorum, they will not be counted as votes in favor of or against the election of the Director nominees or other proposals. Accordingly, under NYSE rules, a depository cannot cast a vote in favor of or against the election of Director nominees (Proposal 1), the advisory vote on executive compensation (Proposal 2), or this Proposal 4, absent instruction from the underlying beneficial owner.

Revocation of Proxies

Shareholders of record may revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy by mail;
•	Delivering timely written notice of revocation to our Secretary in accordance with our Articles of Association; or,
•	Attending the Annual Meeting and voting in person. If your ordinary shares are held beneficially in street-name, you may revoke your proxy by following the instructions provided by your broker, trustee, nominee or depositary, as applicable.

PROPOSAL 4 – ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the compensation paid to our named executive officers (the “say-on-pay” advisory vote in “Proposal 2—Advisory (Non-Binding) Vote on Executive Compensation.” Pursuant to Section 14A of the Exchange Act, at the Annual Meeting, we are also asking shareholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every 1, 2 or 3 years. Our shareholders voted on a similar proposal at our annual meeting of shareholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2013, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board recommends to the shareholders of the Company that they vote for the option of every one year as the preferred frequency of advisory votes on executive compensation. The determination was based upon the premise that executive compensation is evaluated, adjusted and approved on an annual basis by the Board of Directors upon a recommendation from the Human Resources and Compensation Committee and the belief that investor sentiment should be a factor taken into consideration by the Human Resources and Compensation Committee in making its annual recommendation.

While the Board of Directors recommends a “say-on-pay” vote every one year, shareholders will be able to specify one of three choices for this proposal on the proxy card: 1, 2 or 3 years. Shareholders are not voting to approve or disapprove the Board of Directors’ recommendation.

Although this vote is advisory and is not binding, the Board and the Human Resources and Compensation Committee value the opinions of our shareholders and will take into account the outcome of the vote in considering the frequency of future “say-on-pay” advisory votes.

The Board of Directors recommends that shareholders vote for every “1 YEAR” on Proposal 4, on an advisory basis.

Appendix A

UPDATED NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF TRONOX HOLDINGS PLC

(Registered Company No. 11653089)

Date:	Wednesday, May 22, 2019

Time:	9:00 am (U.S. Eastern Daylight Time)

Location:	Stamford Marriott 243 Tresser Boulevard Stamford, Connecticut 06901

Record Date:	5:00 p.m. (U.S. Eastern Daylight Time) on Thursday, April 18, 2019

Meeting Agenda:	1.	Election of each of the 12 director nominees listed in the accompanying proxy statement by separate ordinary resolutions.
	2.	An advisory vote to approve executive compensation.
	3.	Ratify the appointment of PricewaterhouseCoopers LLP (U.S.) as the Company’s independent registered public accounting firm.
	4.	An advisory vote on whether the compensation paid to our named executive officers should be submitted to shareholders for an advisory vote every one, two or three years

We encourage shareholders to vote as soon as possible. Shareholders of record on the Record Date are entitled to vote at the meeting or in the following ways:

By Internet:	By Telephone:	By Mail:

You can vote your shares online at www.envisionreports.com/TROX.	In the U.S. or Canada, you can vote your shares by calling +1-800-652-8683.
You can vote by mail by marking, dating and signing your proxy card and returning it in the business reply envelope to Tronox Holdings plc, 263 Tresser Boulevard, Suite 1100, Stamford, Connecticut 06901 U.S.A.

A shareholder of record is entitled to appoint more than one proxy in relation to the 2019 Annual Meeting (provided that each proxy is appointed to exercise the rights attached to different ordinary shares). Such proxy need not be a shareholder of record, but must attend the 2019 Annual Meeting and vote as the shareholder of record instructs for such vote to be counted. The proxy may exercise all or any of a shareholder’s right to attend, speak and vote at the 2019 Annual Meeting and need not be a shareholder of Tronox Holdings plc.

This Notice of Annual General Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about May 1, 2019.

By Order of the Board of Directors,

Jeffrey N. Neuman
Senior Vice President,
General Counsel and Secretary

Registered Office: 3rd Floor, 25 Bury Street, London SW1Y 2AL, England

Revised Proxy Card

VOTE

Admission Ticket

Tronox Holdings plc

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m, Eastern Time, on May 21, 2019

Online
Go to **www.envisionreports.com/TROX** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 – 3 and 1 YEAR for Proposal 4.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Jeffry Quinn	☐	☐	☐	02 - Ilan Kaufthal	☐	☐	☐	03 - Mutlaq Al- Morished	☐	☐	☐
04 - Vanessa Guthrie	☐	☐	☐	05 - Andrew Hines	☐	☐	☐	06 - Wayne Hinman	☐	☐	☐
07 - Peter Johnston	☐	☐	☐	08 - Ginger Jones	☐	☐	☐	09 - Stephen Jones	☐	☐	☐
10 - Moazzam Khan	☐	☐	☐	11 - Mxolisi Mgojo	☐	☐	☐	12 - Sipho Nkosi	☐	☐	☐

	For	Against	Abstain
2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers (the "Say-on-Pay").	☐	☐	☐
3. To ratify the appointment of the Tronox Holdings plc independent registered public accounting firm, who will serve until the auditor resigns or is removed.	☐	☐	☐

	1 Year	2 Year	3 Year	Abstain
4. To approve, on a non-binding advisory basis, the frequency of the Say on Pay vote.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

031VEC

2019 Annual Meeting Admission Ticket

2019 Annual Meeting of Tronox Holdings plc Shareholders

Wednesday, May 22, 2019, 9:00 am ET Local Time
Stamford Marriott
243 Tresser Blvd, Stamford, CT 06901

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/TROX

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Tronox Holdings plc

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Notice of 2019 Annual Meeting of Shareholders

Stamford Marriott, 243 Tresser Blvd, Stamford, CT 06901
Proxy Solicited by Board of Directors for Annual Meeting — May 22, 2019

Jeffry Quinn and Jeffrey Neuman and each of them, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Tronox Holdings plc to be held on May 22, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1 – Election of Directors, FOR Proposal 2 – Say on Pay, FOR Proposal 3 – Independent Public Accountants and 1 YEAR for Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

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